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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 3, 2004
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------


              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SYSCO Corporation 2004 Long-Term Incentive Cash Plan.

On September 3, 2004, the Board of Directors of SYSCO Corporation ("SYSCO"), in accordance with the recommendations of the Compensation and Stock Option Committee (the "Committee"), adopted the 2004 Long-Term Incentive Cash Plan (the "Plan"). The Company's named executive officers (as reported in its annual proxy statements) will not be paid any bonuses under the Plan unless SYSCO's stockholders approve the use of the Plan to pay performance bonuses to such officers. A proposal to approve such use of the Plan will be submitted to the stockholders for approval at SYSCO's 2004 Annual Meeting of Stockholders.

All employees designated by the Committee are eligible to participate in the Plan. Plan participants may earn a performance bonus based on the performance of the Company or a particular subsidiary over a particular "performance period," which may be any length of time of at least three years in duration. At the beginning of the performance period, the Committee determines the employees who will receive performance units and the number of units to be awarded to each. Performance units entitle the recipient to receive a bonus at the end of the performance period if certain performance criteria (set by the Committee at the time of the award) are satisfied. The amount of the bonus payable, if any, is determined according to a formula (established by the Committee at the time of the award) and will vary based on the Company's or its subsidiaries' performance over the performance period.

Performance goals selected by the Committee under the Plan may generally involve one or more criteria including (but not limited to) return on capital, sales growth, shareholder return, increases in operating pre-tax earnings, increases in net after-tax earnings per share, and other similar measures of the Company's growth or performance. Performance goals applicable to any awards made under the Plan to named executive officers, however, will be selected by the Committee from a limited subset of criteria to be set forth and described in the proxy statement soliciting stockholder approval for use of the Plan to award performance bonuses to such officers. No named executive officer will be entitled to receive a payment in respect of any performance period in excess of one percent of SYSCO's earnings before income taxes, as reported in SYSCO's consolidated financial statements included in its annual report on Form 10-K for the fiscal year ended immediately before the payment date applicable to such performance period.

Generally, performance units are forfeited upon termination of employment, and no performance bonus for a particular performance period will be paid to a participant whose employment terminates prior to the expiration of the period. However, certain exceptions are provided in the event that termination results from death, disability or retirement. In addition, the units vest upon a change


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

of control, and in that event each participant will receive a bonus based on the maximum bonus that could be paid to such participant for the performance period assuming the highest level of performance is achieved. Such bonus payment would be made within 90 days after the change of control whether or not the participant's employment is terminated.

Any bonuses paid to the Company's named executive officers will qualify for an exception to the limitation on the deductibility of compensation in excess of $1 million imposed by Section 162(m) of the Internal Revenue Code of 1986 if stockholder approval is obtained. Awards may be made under the Plan until September 3, 2009, unless the Plan is terminated by the Board before that date. Awards made under the Plan remain outstanding according to their terms regardless of Plan termination.

Grant of Performance Units to Named Executive Officers.

Effective September 3, 2004, an aggregate of 450,000 performance units were granted to certain employees, including the Company's named executive officers, under the Plan, for the performance period 2004 to 2007. Participants under the Plan will not be entitled to any bonus pursuant to these awards unless certain performance criteria are met. Certain participants will not receive a performance bonus pursuant to these grants unless there is a specified minimum level of increase in operating pretax earnings for designated operating subsidiaries of the Company. Other participants, including the Company's named executive officers, will not receive a bonus pursuant to these grants unless there is a specified minimum level of increase in the Company's net after-tax earnings per share (on a consolidated basis).

The amount of any bonus payable will be determined in accordance with the following formula:

------------------------------------------- ------ -------------- ------ ---------------------------------
  Number of Performance Units Granted to      X     Unit Value      X         Applicable Percentage
               Participant
------------------------------------------- ------ -------------- ------ ---------------------------------

The "Unit Value" for the September 3, 2004 grants was set at $35. The "Applicable Percentage" ranges from 50% to 150%, depending upon the amount of the increase in operating pretax earnings or net after-tax earnings per share, as applicable.

Set forth below are the number of units awarded to each of the Company's named executive officers listed in the Summary Compensation Table in the Company's proxy statement dated September 29, 2003 (each of whom is expected to be listed in the Summary Compensation Table in the Company's upcoming proxy statement for its November 2004 Annual Meeting of Stockholders):

         Officer Name                                    Number of Units Awarded
         -----------------------------------------------------------------------

             Richard J. Schnieders.................................79,000
             Thomas E. Lankford....................................14,500
             John K. Stubblefield, Jr...............................8,500
             Lawrence J. Accardi....................................8,500
             Kenneth F. Spitler.....................................8,500


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

Copies of the Plan and form of Grant Agreement for named executive officers are incorporated by reference to Exhibit Nos. 10(a) and 10(b) filed with this Form 8-K.

There are no material relationships between SYSCO and any of its executive officers, aside from their employment relationships with SYSCO.

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THIS FORM 8-K IS FILED TO REPORT THE  ADOPTION  OF A  COMPENSATION  PLAN AND THE
AWARD OF COMPENSATION THEREUNDER. IT IS NOT INTENDED TO SOLICIT PROXIES WITH RESPECT TO ANY MATTER TO BE PRESENTED AT SYSCO'S 2004 ANNUAL MEETING OF STOCKHOLDERS. SYSCO STOCKHOLDERS SHOULD CAREFULLY READ THE COMPANY'S PROXY STATEMENT WHEN IT IS AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION
REGARDING  ALL MATTERS TO BE PRESENTED AT SUCH  MEETING,  INCLUDING  INFORMATION
REGARDING THE DIRECT AND INDIRECT INTERESTS IN MATTERS TO BE PRESENTED OF SYSCO'S MANAGEMENT, AS WELL AS INFORMATION REGARDING MANAGEMENT'S SHAREHOLDINGS. THE COMPANY'S PROXY STATEMENT, TOGETHER WITH OTHER RELEVANT DOCUMENTS, WILL BE AVAILABLE FOR FREE FROM THE EDGAR DATABASE ON THE WEBSITE OF THE U.S. SECURITIES AND EXCHANGE COMMISSION, LOCATED AT HTTP://WWW.SEC.GOV. COPIES OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WILL ALSO BE AVAILABLE FOR FREE FROM THE COMPANY'S WEBSITE, LOCATED AT HTTP://WWW.SYSCO.COM.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     (b) Pro Forma Financial Information.

     (c) Exhibits.

     Exhibit Number     Description
     --------------     -----------

     10(a)              SYSCO Corporation 2004 Long-Term Incentive Cash Plan

     10(b)              Form of Grant Agreement to Named Executive Officers Under the SYSCO
                        Corporation 2004 Long-Term Incentive Cash Plan adopted on September 3,
                        2004


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYSCO CORPORATION



Date: September 10, 2004               By: /s/ Michael C. Nichols
                                           ------------------------------------
                                           Michael C. Nichols
                                           Vice President, General Counsel
                                           and Corporate Secretary









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